Income Taxes	6 Months Ended
Jun. 30, 2021
Income Tax Disclosure [Abstract]
Income Taxes
17.	INCOME TAXES
The Company is subject to U.S. federal, state and local income taxes with respect to its taxable income, including its allocable share of any taxable income of its subsidiaries, and is taxed at prevailing corporate tax rates. Primary Care (ITC) Holdings, LLC is a multiple member limited liability company taxed as a partnership and accordingly any taxable income generated by Primary Care (ITC) Holdings, LLC is passed through to and included in the taxable income of its members, including the
Company.

Prior to the close
 of the Business Combination, the Company was treated as a pass-through entity for tax purposes and no provision, except for certain subsidiaries which are taxed under Subchapter C, was made in the condensed consolidated financial statements for income taxes. The following income tax items for the periods prior to the close of the Business Combination are related to the applicable subsidiary company that is subject to income tax. Following the close of the Business Combination, the Company is taxed as a corporation.
The net income (loss) for the three months and six months ended June 30, 2021 and 2020 consisted of the following:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(in thousands)	2021	2020	2021	2020
Jurisdictional earnings:
U.S . income (losses)	$6,255	$(10,959)	$(4,851)	$(13,128)
Foreign losses	(3,331)	(46)	(1,981)	(76)

Total income (losses)	2,924	(11,005)	(6,832)	(13,204)

Current:
U.S . Federal	—	—	—	—
U.S. State and local	48	2	—	3
Foreign	591	17	—	29

Total current tax benefit	639	19	—	32
Deferred:
U.S . Federal	—	—	—	—
U.S. State and local	502	—	502	—
Foreign	882	—	807	—

Total deferred tax benefit	1,384	—	1,309	—

Total tax benefit	$2,023	$19	$1,309	$32

Our effective tax rate for the second quarter of 2021 was 19.16% compared to 0.89%
for the year
 ended December 31, 2020. The effective tax rate for the periods presented differs from the statutory U.S. tax rate. This is primarily due to the Company’s pass-through entity treatment for tax purposes prior to the close of the Business Combination, including the Company’s full valuation allowance position which is further discussed below. In addition, for the Company’s taxable subsidiary operations, the effective tax rate differs due to mainly state income taxes and Puerto Rico taxes. The remaining rate differences are immaterial.
Deferred taxes for the applicable subsidiary companies are provided on an asset and liability method whereby deferred tax assets are recognized for deductible temporary differences, operating losses and other tax credit carryforwards. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis.
The Company does not believe it is more-likely-than-not all of its deferred tax assets will be realized and has therefore recorded a valuation allowance against its deferred tax assets which as of June 30, 2021 are not expected to be realized. The most significant DTA relates to the outside basis difference in the partnership which has a full valuation allowance through June 30, 2021. However, our S-4 filing reflected a partial valuation allowance reflecting a change in the position this quarter in evaluating all income sources through this quarter-end In addition, as of June 30, 2021,
 $1.2 million of deferred tax assets was included in other assets that are expected to be realized.
Management continuously
 assesses the likelihood that it is more likely than not that the deferred tax assets generated will be realized. In making such determ
i
nations, all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, and recent financial operations, are considered. In the event that management were to determine that the deferred income tax assets would be realized in the future for an amount equal to the net recorded amount, the valuation allowance and provision for income taxes would be adjusted.
The Company does not have any unrecognized tax positions (“UTPs”) as of June 30, 2021. While the Company currently does not have any UTPs, it is foreseeable that the calculation of the Company’s tax liabilities may involve dealing with uncertainties in the application of complex tax laws and regulations in multiple jurisdictions across the Company’s operations. ASC 740, “
Income Taxes”
(“ASC 740”)
,
states that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of the technical merits. Upon identification of a UTP, the Company would (1) record the UTP as a liability in accordance with ASC 740 and (2) adjust these liabilities if/when management’s judgment changes as a result of the evaluation of new information not previously available. Ultimate r
e
solution of UTPs may produce a result that is materially different from a Company’s estimate of the potential liability. In accordance with ASC 740, the Company would reflect these differences as increases or decreases to income tax expense in the period in which new information is available. The Company’s accounting policy under ASC
740-10
is to include interest and penalties accrued on uncertain tax positions as a component of income tax expense in the event a material uncertain tax position is booked in the condensed consolidated financial statements.
The Company files income tax returns in the U.S. with Federal and State and local agencies, and in Puerto Rico. The Company is subject to U.S. Federal, state and local tax examinations for tax years starting in 2017. The Puerto Rico subsidiary group is subject to U.S. Federal, state and foreign tax examinations for tax years starting in 2019. The Company does not currently have any ongoing income tax examinations in any of its jurisdictions. The Company has analyzed filing positions in the Federal, State, local and foreign jurisdictions where it is required to file income tax returns for all open tax years and does not believe any tax uncertainties exist.
Tax Receivable Agreement
Upon the completion of the Business Combination, Cano Health, Inc. became a party to the Tax Receivable Agreement. Under the terms of that agreement, Cano Health, Inc. generally will be required to pay to the Seller and to each other person from time to time that becomes a “TRA Party” under the Tax Receivable Agreement, 85% of the tax savings, if any, that Cano Health, Inc. is deemed to realize in certain circumstances as a result of certain tax attributes that exist following the Business Combination and that are created thereafter, including as a result of payments made under the Tax Receivable Agreement. To the extent payments are made pursuant to the Tax Receivable Agreement, Cano Health, Inc. generally will be required to pay to the
 Sponsor and to each other person from time to time that becomes a “Sponsor Party” under the Tax Receivable Agreement such Sponsor Party’s proportionate share of, an amount equal to such payments multiplied by a fraction with the numerator 0.15 and the denominator 0.85
. The term of the Tax Receivable Agreement will continue until all such tax benefits have been utilized or expired unless Cano Health, Inc. exercises its right to terminate the Tax Receivable Agreement for an amount representing the present value of anticipated future tax benefits under the Tax Receivable Agreement or certain other acceleration events occur. The
Tax Receivable Agreement
liability is determined and recorded under ASC 450, contingent liability; therefore, we are required to evaluate whether the liability is both probable and the amount can be estimated. Since the
Tax Receivable Agreement
liability is payable upon cash tax savings and we have determined that positive future taxable income is not probable based on the Cano Health, Inc’s historical loss position and other factors that make it difficult to rely on forecasts, we have not recorded the
Tax Receivable Agreement
liability as of June 30, 2021. We will evaluate this on a quarterly basis which may result in an adjustment in the future.